                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Active Assets California Tax-Free Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended December 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: February 18, 2004                              /s/ Ronald E. Robison
                                                     ---------------------------
                                                     Ronald E. Robison
                                                     Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Active Assets California Tax-Free Trust and will be retained by Active Assets California Tax-Free Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Active Assets California Tax-Free Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended December 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: February 18, 2004                           /s/ Francis Smith
                                                  ----------------------
                                                  Francis Smith
                                                  Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Active Assets California Tax-Free Trust and will be retained by Active Assets California Tax-Free Trust and furnished to the Securities and Exchange Commission or its staff upon request.

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